AMENDMENT TO THE AGREEMENT AND DECLARATION OF TRUST
                                       OF
                        PIONEER VARIABLE CONTRACTS TRUST


         The undersigned, being at least a majority of the Trustees of Pioneer Variable Contracts Trust, a Delaware business trust (the "Trust"), acting pursuant to Article IX, Section 8 of the Agreement and Declaration of Trust dated September 16, 1994 (the "Declaration"), do hereby amend the Declaration to add the following:

        1. The following are added as additional series of the Trust, each of which shall have Class I and Class II shares:

                "Pioneer Global Energy & Utilities VCT Portfolio"

          "Pioneer Global Industrial Products & Services VCT Portfolio"

           "Pioneer Global Consumer Products & Services VCT Portfolio"

                      "Pioneer Global Value VCT Portfolio"

                     "Pioneer Small Cap Value VCT Portfolio"

        2. The name of Pioneer International Growth VCT Portfolio is changed (effective July 30, 2001) to Pioneer International Value VCT Portfolio.

        3. After giving effect to the foregoing additional series and name changes, the Trust shall have the following series, each of which has both Class I and Class II shares:

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         Pioneer America Income VCT Portfolio
------------------------------------------------------------------------
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         Pioneer Balanced VCT Portfolio
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         Pioneer Emerging Markets VCT Portfolio
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         Pioneer Equity-Income VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Europe VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Fund VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Europe Select VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Global Health Care VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Global Financials VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Global Telecoms VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Growth Shares VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer High Yield VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer International Value VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Mid-Cap Value VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Money Market VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Real Estate Growth VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Science & Technology VCT Portfolio
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------------------------------------------------------------------------
         Pioneer Small Company VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Strategic Income VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Swiss Franc Bond VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Global Value VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Small Cap Value VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Global Energy & Utilities VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Global Consumer Products & Services VCT Portfolio
------------------------------------------------------------------------
------------------------------------------------------------------------
         Pioneer Global Industrial Products & Services VCT Portfolio
------------------------------------------------------------------------

         IN WITNESS WHEREOF, the undersigned being all the Trustees of the Trust have executed this instrument as of the 10th day of July, 2001.

         /s/ Mary K. Bush
         Mary K. Bush As Trustee and not individually


         /s/ John F. Cogan, JR.
         John F. Cogan, Jr. As Trustee and not individually


         /s/ Richard H. Egdahl
         Richard H. Egdahl As Trustee and not individually


         /s/ Margaret B.W. Graham
         Margaret B.W. Graham As Trustee and not individually


         /s/ Marguerite A. Piret
         Marguerite A. Piret As Trustee and not individually


         /s/ David D. Tripple
         David D. Tripple As Trustee and not individually


         /s/ Stephen K. West
         Stephen K. West As Trustee and not individually


         /s/ John Winthrop
         John Winthrop As Trustee and not individually




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